UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2023

BLOOM ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

001-38598

(Commission File Number)

Delaware	77-0565408
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

4353 North First Street, San Jose, California	95134
(Address of principal executive offices)	(Zip Code)

(408) 543-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class(1)	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	BE	New York Stock Exchange

(1)     The registrant’s Class B Common Stock is not registered but is convertible into shares of Class A Common Stock at the election of the holder.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On May 17, 2023, Bloom Energy Corporation (the “Company”) issued a notice (the “Redemption Notice”) to holders of the Company’s 10.25% Senior Secured Notes due 2027 (the “Notes”) calling for redemption (the “Redemption”) of all of the $57,645,041.00 aggregate principal amount of the outstanding Notes.

On June 1, 2023 (the “Redemption Date”), noteholders will be entitled to receive, with respect to the Notes held by such noteholder, 104% of the principal amount thereof, plus accrued and unpaid interest to, but excluding, the Redemption Date (collectively, the “Redemption Amount”). Noteholders must surrender their Notes to U.S. Bank Trust Company, National Association, as paying agent, to collect the Redemption Amount. Noteholders may not decline to have their Notes redeemed pursuant to the Redemption.

The Notes, and the terms of the Redemption, are governed by an indenture, dated as of May 1, 2020, among the Company, the guarantor named therein, and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee and collateral agent (the “Indenture”). The above description of certain provisions of the Indenture is a summary and is not complete, and is qualified in its entirety by reference to the full text of the Indenture, a copy of which is filed as Exhibit 4.4 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on May 11, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLOOM ENERGY CORPORATION

Date: May 19, 2023	By:	/s/ Shawn M. Soderberg
Shawn M. Soderberg
EVP, General Counsel and Secretary